Goodwill and Other Intangible Assets - Schedule of Estimated Future Amortization (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Estimated future amortization
2018	$ 176,432
2019	176,755
2020	176,755
2021	176,755
2022	176,755
Thereafter	2,584,388
Finite-lived intangible assets, net	$ 3,467,840	$ 3,677,586